UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2024

Battery Future Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41158	98-1618517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 The Green

#18195

Dover, DE 19901

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: 929-465-9707

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BFQUF	None
Class A ordinary shares, par value $0.0001 per share	BFACF	None
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	BFQWF	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 16, 2024, Battery Future Acquisition Corp. (the “Company”) received a written notice (the “Notice”) from the staff of NYSE Regulation (the “Staff”) of the New York Stock Exchange (“NYSE”) indicating that the Staff has determined to commence proceedings to delist the Company’s Class A ordinary shares, par value $0.0001 per share (“Ordinary Shares”), redeemable warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50 per share (“Warrants”), and units, each consisting of one Ordinary Share and one-half of one Warrant (the “Units”), from the NYSE. The Notice indicated that the Staff reached its decision to delist the Company’s securities pursuant to Section 802.01B and Section 102.06e of the NYSE’s Listed Company Manual, because the Company failed to consummate a business combination within the shorter of (i) the time period specified by its constitutive documents or by contract or (ii) three years. The Notice further noted that the NYSE will apply to the Securities and Exchange Commission (“SEC”) to delist the Company’s Securities upon completion of applicable procedures, including any appeal by the Company of NYSE Regulation’s decision.

Pursuant to the appeal procedures set forth in the NYSE Listed Companies Manual, the Company has a right to request a review of the Staff’s determination by a Committee of the Board of Directors of the NYSE. However, the Company does not intend to exercise its right to request a review of the Staff’s determination and instead will focus its efforts on consummating its pending business combination transaction with Class Over Inc. (“Class Over”) as previously disclosed in filings with the SEC (the “Business Combination”).

Trading of the Ordinary Shares, Warrants and Units on the NYSE was suspended as of the date of the Notice. Effective as of December 17, 2024, the Ordinary Shares, Warrants and Units are quoted and traded in the over-the-counter market under the ticker symbols “BFACF” and “BFQWF” and “BFQUF,” respectively.

Additional Information about the Business Combination and Where to Find It

In connection with the Business Combination, Class Over and Classover Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Pubco”), have filed with the SEC a registration statement on Form S-4 (the “Registration Statement”), which includes a preliminary proxy statement of the Company and a preliminary prospectus of Pubco relating to the securities of Pubco to be issued in connection with the Business Combination. After the Registration Statement is declared effective, the Company will mail a definitive proxy statement relating to the Business Combination and other relevant documents to the holders of Ordinary Shares (the “Company Shareholders”). The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of Company Shareholders to be held to approve the Business Combination (and related matters). This current report on Form 8-K (this “Report”) is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that the Company will send to Company Shareholders in connection with the Business Combination. This Report does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. The Company and Pubco may also file other documents with the SEC regarding the Business Combination. Investors and security holders of the Company are advised to read, when available, the proxy statement/prospectus in connection with the Company’s solicitation of proxies for its extraordinary general meeting of stockholders to be held to approve the Business Combination (and related matters) and other documents filed in connection with the Business Combination, as these materials will contain important information about the Company, Class Over, Pubco and the Business Combination.

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When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to the Company Shareholders as of a record date to be established for voting on the Business Combination. Company Shareholders may also obtain copies of the preliminary proxy statement/prospectus, and will also be able to obtain copies of the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, or by directing a request to Battery Future Acquisition Corp., 8 The Green, #18195, Dover, DE 19901, or by telephone at (929) 465-9707.

Participants in the Solicitation of Proxies

The Company, Class Over and their respective directors and officers may be deemed participants in the solicitation of proxies of Company Shareholders in connection with the Business Combination. Company Shareholders, holders of other Company securities and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company. A description of their interests in the Company is contained in the Company’s final prospectus related to its initial public offering, dated December 17, 2021, in the Company’s subsequent filings with the SEC, and is contained in the preliminary proxy statement and will be contained in the definitive proxy statements the Company files with the SEC and, in the case of the definitive proxy statement, mails to the Company Shareholders. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s security holders in connection with the Business Combination and other matters to be voted upon at the extraordinary general meeting of the Company are also set forth in the Registration Statement for the Business Combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included subsequent amendments in the Registration Statement that Pubco and Class Over file with the SEC as required by applicable regulations. You may obtain free copies of these documents as described in the preceding paragraph.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No Offer or Solicitation

This Report relates to a proposed business combination between the Company and Class Over. This Report does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This Report does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination.

Forward-Looking Statements

Certain statements contained in this Report that are not historical facts are forward-looking statements. Forward-looking statements are often accompanied by words such as “believe,” “may”, “will”, “estimate”, “continue”, “expect”, “intend”, “should”, “plan”, “forecast”, “potential”, “seek”, “future”, “look ahead”, “target”, “design”, “develop”, “aim” and similar expressions to predict or indicate future events or trends, although not all forward-looking statements contain these words. Forward-looking statements generally relate to future events or the Company’s or Class Over’s future financial or operating performance, including possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, the effects of regulation, the satisfaction of closing conditions to the Business Combination and related transactions, the level of redemptions by the Company’s public shareholders and the timing of the completion of the Business Combination, including the anticipated closing date of the Business Combination and the use of the cash proceeds therefrom. For example, statements regarding anticipated growth in the industry in which Class Over operates and anticipated growth in demand for Class Over’s products, projections of Class Over’s future financial results, including future possible growth opportunities for Class Over and other metrics are forward-looking statements. These forward-looking statements also include, but are not limited to, statements regarding the use of Class Over’s comprehensive online interactive live courses, the development and utilization of Class Over’s curricula, estimates and forecasts of financial and performance indicators and predictions of market opportunities. These statements are based on various assumptions (whether or not identified in this Report) and the current expectations of the Company and Company management, and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and situations are difficult or impossible to predict and may differ from assumptions. Many actual events and situations are beyond the control of the Company and Class Over.

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These forward-looking statements are subject to a variety of risks, uncertainties and other factors, including (i) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (ii) the outcome of any legal proceedings that may be instituted against the Company, Class Over or others following this announcement and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the the Company Shareholders, to obtain financing to complete the Business Combination, or to satisfy conditions to closing; (iv) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (v) the ability to meet stock exchange listing standards in connection with, or following the consummation of, the Business Combination; (vi) the risk that the consummation of the Business Combination disrupts current plans and operations of Class Over; (vii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (viii) costs related to the Business Combination; (ix) changes in applicable laws or regulations; (x) the inability to develop or monetize Class Over’s offerings in a timely or successful manner; (xi) Class Over’s ability to enter into agreements with students, suppliers and other third parties on satisfactory terms; (xii) changes in domestic and foreign business, market, financial, political and legal conditions; (xiii) risks related to domestic and international political and macroeconomic uncertainty, including without limitation the conflicts between Russia and Ukraine and Israel and Hamas and the political upheaval in Syria; (xiv) the amount of redemption requests made by the Company’s public shareholders; (xv) the impact of competition on Class Over in the future; and (xvi) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s final prospectus relating to its initial public offering, dated December 17, 2021, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents to be filed by the Company and Pubco with the SEC, including the proxy statement/prospectus contained in the Registration Statement. There may be additional risks that neither the Company nor Class Over presently know or that the Company and Class Over currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. If any of these risks become a reality, or if our assumptions prove to be incorrect, the actual results may differ materially from the results implied by these forward-looking statements. In addition, forward-looking statements reflect the expectations, plans, or forecasts of future events and opinions of the Company or Class Over, as applicable, on the date of this Report. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company and Class Over expect that subsequent events and developments will cause the assessments of the Company and Class Over to change. Neither the Company nor Class Over undertakes any duty to update or revise these forward-looking statements or to inform the reader of any matters of which any of them becomes aware of which may affect any matter referred to in this Report. If the Company and Class Over do update one or more forward looking statements, no inference should be drawn that the Company and Class Over will make additional updates thereto or with respect to other forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s and Class Over’s assessments as of any date subsequent to the date of this filing. You should consult with your professional advisors to make your own determinations and should not rely on the forward-looking statements in this Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Battery Future Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTERY FUTURE ACQUISITION CORP.

Date: December 17, 2024	By:	/s/ Fanghan Sui
Fanghan Sui
Chief Executive Officer

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